TheStreet.com Reports Third-Quarter Financial Results

Reminder: Conference Call Today at 4:30 p.m. ET

NEW YORK, October 29, 2008 - TheStreet.com, Inc. (Nasdaq: TSCM), a leading financial media company, reported financial results for its third quarter and nine months ended September 30, 2008.

Third-Quarter and Year-to-Date 2008 Results

For the quarter ended September 30, 2008, TheStreet.com reported revenue of $16.7 million, an increase of 4% over revenue of $16.1 million for the third quarter of 2007.

TheStreet.com reported a third-quarter net loss of $1.1 million, or $0.04 per basic and diluted share, as compared to net income of $3.8 million (excluding the impact of a non-cash income tax benefit of $16 million taken in the third quarter of 2007), or $0.13 per basic and diluted share, in the third quarter of 2007. Net loss attributable to common stockholders for the third quarter of 2008, after deducting preferred stock dividends of $0.1 million, was $1.2 million, or $0.04 per fully diluted share.

Earnings before interest, taxes, depreciation and amortization, excluding stock compensation of $1.0 million (“Adjusted EBITDA”), was $1.2 million, a decrease of 74% over Adjusted EBITDA of $4.5 million in the third quarter of 2007, exclusive of $0.5 million of stock compensation.

“Our quarterly results reflect the revenue impact of the weakened online advertising market,” said Thomas J. Clarke, Jr., chief executive officer of TheStreet.com.“While we remain committed to investing in our growth initiatives, we are reviewing our cost structure, as is prudent, in this difficult environment. Our strong balance sheet, with $80 million in cash and no bank debt, ensures we are particularly well positioned to navigate these headwinds.”

For the nine months ended September 30, 2008, TheStreet.com reported revenue of $55.4 million, an increase of 22% over revenue of $45.5 million for the same period of 2007.

The Company reported net income of $3.7 million for the nine months ended September 30, 2008, as compared to $10.3 million (excluding the impact of a non-cash income tax benefit of $16 million taken in the third quarter of 2007) reported in the same period of 2007. Net income attributable to common stockholders for the first nine months of 2008, after deducting preferred stock dividends of $0.3 million, was $3.4 million, or $0.11 per fully diluted share.

Earnings before interest, taxes, depreciation and amortization, excluding stock compensation of $2.6 million (“Adjusted EBITDA”), was $9.6 million, a decrease of 20% over Adjusted EBITDA of $11.9 million for the same period of 2007, exclusive of $1.6 million of stock compensation.

Third-Quarter Financial Highlights

•	Marketing services revenue totaled $6.5 million for the third quarter of 2008, a decrease of 7% over revenue of $6.9 million for the third quarter of 2007.

o	Advertising revenue totaled $5.4 million, an increase of 18% over revenue of $4.6 million in the quarter one year ago.

o	Interactive marketing services revenue, derived from Promotions.com, which was acquired on August 2, 2007, totaled $1.0 million.

•	Paid services revenue totaled $10.2 million for the third quarter of 2008, an increase of 11% over revenue of $9.2 million for the third quarter of 2007.

o
Subscription revenue, excluding the impact of subscription revenue from TheStreet.com Ratings Print Directory business, which was outsourced in the second quarter of 2007, was $7.4 million, a decrease of 8% from $8.1 million in the year-ago quarter.

o
Syndication, licensing and information services revenue totaled $2.8 million, an increase of 231% over revenue of $0.8 million in the quarter one year ago, primarily resulting from the acquisition of Bankers Financial Products Corp. in November 2007.

•	During the quarter, the Company’s cash flow from operations totaled $1.8 million, with a negative free cash flow of $0.1 million.

•	Interest income in the third quarter decreased $0.2 million, or 39%, year over year, as the effective yield on our cash balances declined to 1.71%, as compared to 5.12% in the year-ago quarter.

•
The board of directors declared the Company's quarterly cash dividend, payable to all shareholders of record at the close of business on September 15, 2008. The cash dividend of $0.025 per share was paid September 30, 2008.

•	As of September 30, 2008, cash, cash equivalents, marketable securities and restricted cash was $80.1 million. The Company has no bank debt.

Recent Company Highlights

•
The Board of TheStreet.com has separated the positions of Chairman of the Board and Chief Executive Officer. Co-founder James J. Cramer has been appointed Chairman of the Board. This separation will allow Mr. Clarke to focus more of his efforts as Chief Executive Officer on navigating the company through this difficult economic environment.

•
Earlier this month, TheStreet.com introduced performance-based advertising to its network of properties. This new revenue model debuted on BankingMyWay.com, through a partnership with Informa Research Services, and on Geezeo, with the launch of its Product Marketplace, where users can shop for custom-fit financial products.

•
TheStreet.com remains the go-to network in challenging economic conditions, delivering year-over-year unique visitor growth of 27% and reaching an all-time high of 8 million average unique visitors per month during the quarter.

•
TheStreet.com expanded its library of premium subscription products with the launch of BioTech Select in early September, a newsletter devoted to providing key insights into the biotechnology sector. Written by senior correspondent Adam Feuerstein, formerly a buy-side analyst and now the portfolio manager of Biotech Select, it leverages his long-time experience in analyzing the biotech space.

•	TheStreet.com continued to aggressively pursue its mobile strategy during the quarter.

o
In September, TheStreet.com began providing BlackBerry® smartphone users with automatic and free access to the latest stock market news, investing advice, stock picks and quotes. Features include: categorized content sections such as Latest News, Jim Cramer, Winners & Losers, Analyst Upgrades & Downgrades; personalized stock watch lists; quotes of the major indexes; and home-screen notification of new stories and updated content. The application, developed by mobile technology leader Polar Mobile, is available for download on a range of BlackBerry smartphones from Research In Motion.

o
Leading mobile TV service provider MobiTV selected TheStreet.comTV to join its new business video product, Mobi4Biz, which combines live TV and Video-on-Demand content. Mobi4Biz also features user-driven programming, where the consumer creates a watch list, and all content discovery within the application is related to that list.

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TheStreet.comTV expanded on its previous relationship with Google’s YouTube by entering into an agreement last month to provide content to YouTube’s newly created branded channels, including Your Money. TheStreet.comTV’s video is syndicated and featured on a YouTube-hosted carousel of financial news and analysis videos running through December of this year.

•
On October 25th, TheStreet.com hosted an investment conference, 2009 Money Making Strategies. Geared towards active investors, experts from a number of TheStreet.com’s subscription services provided insights on how to handle the recent unprecedented market volatility along with investment ideas for the coming year. This conference is the first in a series slated for 2009 that is designed to help investors prosper.

TheStreet.com will conduct a conference call today, October 29, 2008, at 4:30 p.m. ET to discuss these results. To participate in the call, dial 866.202.3048 (domestic) or 617.213.8843 (international). The passcode for the call is 93391485.

To access the Web cast of the call please visit:
http://www.thestreet.com/investor-relations/index.html?detail

About TheStreet.com, Inc.

TheStreet.com is a leading financial media company. It engages audiences on video and digital platforms through some of the Web’s best known sites: TheStreet.com, RealMoney.com, Stockpickr.com, BankingMyWay.com, MainStreet.com, Rate-Watch.com and Promotions.com. Through this network, the company produces and distributes content in all areas where life and money intersect to inform, engage and activate one of the most affluent, influential audiences on the Web today. For more information, please visit www.thestreet.com.

THESTREET.COM, INC.
CONSOLIDATED BALANCE SHEETS

	September 30, 2008	December 31, 2007
ASSETS
Current Assets:
Cash and cash equivalents	$52,886,994	$79,170,754
Marketable securities	24,671,292	-
Accounts receivable, net of allowance for doubtful
accounts of $649,279 at September 30, 2008 and $242,807 at
December 31, 2007	12,466,670	11,133,957
Other receivables	1,092,588	1,227,144
Deferred taxes	5,800,000	5,800,000
Prepaid expenses and other current assets	1,861,873	1,652,608
Total current assets	98,779,417	98,984,463

Property and equipment, net of accumulated depreciation
and amortization of $19,801,825 at September 30, 2008
and $17,493,847 at December 31, 2007	9,733,913	7,730,922
Marketable securities	1,917,942	-
Long term investment	1,392,976	-
Other assets	206,110	328,117
Goodwill	40,001,665	40,245,413
Other intangibles, net	16,645,526	18,368,792
Deferred taxes	10,200,000	10,200,000
Restricted cash	618,660	576,951
Total assets	$179,496,209	$176,434,658

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$3,371,859	$2,189,259
Accrued expenses	3,050,873	5,006,635
Deferred revenue	16,068,563	16,240,008
Other current liabilities	376,424	214,654
Current liabilities of discontinued operations	227,003	232,242
Total current liabilities	23,094,722	23,882,798
Other liabilities	90,473	90,105
Total liabilities	23,185,195	23,972,903

Stockholders' Equity:
Preferred stock; $0.01 par value; 10,000,000 shares
authorized; 5,500 shares issued and 5,500 shares
outstanding at June 30, 2008 and December 31, 2007;
the aggregate liquidation preference totals $55,000,000 as of
June 30, 2008 and $55,096,424 as of December 31, 2007	55	55
Common stock; $0.01 par value; 100,000,000 shares
authorized; 36,262,546 shares issued and 30,482,949
shares outstanding at June 30, 2008, and 36,006,137
shares issued and 30,254,137 shares outstanding
at December 31, 2007	362,625	360,061
Additional paid-in capital	271,244,914	270,752,308
Treasury stock at cost; 5,779,597 shares at June 30, 2008
and 5,752,000 shares at December 31, 2007	(9,359,200)	(9,033,471)
Accumulated deficit	(105,937,380)	(109,617,198)
Total stockholders' equity	156,311,014	152,461,755

Total liabilities and stockholders' equity	$179,496,209	$176,434,658

Note: With a focus on asset protection, the Company has invested a portion of its cash in US Government backed securities. Additionally, the Company has pledged cash as a security deposits for operating leases. Accordingly, this cash is classified as restricted cash. Therefore, our cash is classified in several places on the above balance sheet.

	September 30, 2008	December 31, 2007
Cash and cash equivalents	$52,886,994	$79,170,754
Current marketable securities	24,671,292	-
Noncurrent marketable securities	1,917,942	-
Noncurrent restricted cash	618,660	576,951
Total cash and cash equivalents and noncurrent restricted cash	$80,094,888	$79,747,705

THESTREET.COM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2008	2007	2008	2007
Net revenue:
Paid services	$10,244,212	$9,188,329	$31,293,620	$28,031,229
Marketing services	6,478,367	6,930,030	24,065,875	17,493,982
Total net revenue	16,722,579	16,118,359	55,359,495	45,525,211

Operating expense:
Cost of services	8,405,002	6,509,157	24,427,285	17,780,664
Sales and marketing	3,550,363	2,619,286	10,944,352	9,004,490
General and administrative	4,589,851	3,064,728	13,024,218	8,537,882
Depreciation and amortization	1,481,670	654,397	4,330,054	1,469,539
Total operating expense	18,026,886	12,847,568	52,725,909	36,792,575
Operating (loss) income	(1,304,307)	3,270,791	2,633,586	8,732,636
Net interest income	345,675	571,121	1,432,112	1,796,820
(Loss) income from continuing operations before income taxes	(958,632)	3,841,912	4,065,698	10,529,456
(Provision) benefit for Income taxes	(106,364)	15,923,174	(377,985)	15,789,445
(Loss) income from continuing operations	(1,064,996)	19,765,086	3,687,713	26,318,901
Discontinued operations:
Loss on disposal of discontinued operations	(3,079)	(569)	(7,895)	(1,692)
Loss from discontinued operations	(3,079)	(569)	(7,895)	(1,692)
Net (loss) income	(1,068,075)	19,764,517	3,679,818	26,317,209
Preferred stock cash dividends	96,424	-	289,272	-
Net (loss) income attributable to common stockholders	$(1,164,499)	$19,764,517	$3,390,546	$26,317,209

Basic net (loss) income per share:
(Loss) income from continuing operations	$(0.04)	$0.68	$0.12	$0.92
Loss on disposal of discontinued operations	(0.00)	(0.00)	(0.00)	(0.00)
Net (loss) income	(0.04)	0.68	0.12	0.92
Preferred stock cash dividends	(0.00)	-	(0.01)	-
Net (loss) income attributable to common stockholders	$(0.04)	$0.68	$0.11	$0.92

Diluted net (loss) income per share:
(Loss) income from continuing operations	$(0.04)	$0.67	$0.11	$0.91
Loss on disposal of discontinued operations	(0.00)	(0.00)	(0.00)	(0.00)
Net (loss) income	(0.04)	0.67	0.11	0.91
Preferred stock cash dividends	(0.00)	-	-	-
Net (loss) income attributable to common stockholders	$(0.04)	$0.67	$0.11	$0.91

Weighted average basic shares outstanding	30,482,949	29,085,700	30,442,955	28,488,315
Weighted average diluted shares outstanding	30,482,949	29,544,323	34,713,061	28,936,043

To supplement the Company's financial statements presented in accordance with generally accepted accounting principles ("GAAP"), TheStreet.com uses non-GAAP measures of certain components of financial performance, including "EBITDA", “Adjusted EBITDA” and "free cash flow". EBITDA is adjusted from results based on GAAP to exclude interest, taxes, depreciation and amortization. This non-GAAP measure is provided to enhance investors' overall understanding of the Company's current financial performance and its prospects for the future. Specifically, the Company believes that the non-GAAP EBITDA results are an important indicator of the operational strength of the Company’s business and provide an indication of the Company’s ability to service debt and fund capital expenditures. EBITDA eliminates the uneven effect of considerable amounts of noncash depreciation of tangible assets and amortization of certain intangible assets that were recognized in business combinations. Adjusted EBITDA further eliminates the impact of noncash stock compensation expense. A limitation of these measures, however, is that they do not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company’s businesses. Management evaluates the investments in such tangible and intangible assets through other financial measures, such as capital expenditure budgets and investment spending levels. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measure included in this press release has been reconciled to the nearest GAAP measure.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2008	2007	2008	2007
Adjusted EBITDA	$1,160,360	$4,507,493	$9,594,953	$11,934,806
Less stock compensation	(986,076)	(536,898)	(2,639,208)	(1,608,479)
EBITDA	174,284	3,970,595	6,955,745	10,326,327
Add net interest income	345,675	571,121	1,432,112	1,796,820
Less taxes	(106,364)	15,877,198	(377,985)	15,663,601
Less depreciation and amortization	(1,481,670)	(654,397)	(4,330,054)	(1,469,539)
Net (loss) income	$(1,068,075)	$19,764,517	$3,679,818	$26,317,209

“Free cash flow” means net (loss) income plus non-cash expenses less changes in working capital and capital expenditures. TheStreet.com believes that this non-GAAP financial measure is an important indicator of the Company's financial results because it gives investors a clear view of the Company's ability to generate cash. The presentation of this non-GAAP financial measure should be considered in addition to TheStreet.com's GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2008	2007	2008	2007
Free cash flow	$(93,202)	$805,819	$4,376,486	$5,903,160
Non-cash expenses	(2,838,490)	14,808,312	(7,525,732)	12,892,142
Changes in working capital	(18,574)	3,344,365	2,452,512	4,157,536
Capital expenditures	1,882,191	806,021	4,376,552	3,364,371
Net (loss) income	$(1,068,075)	$19,764,517	$3,679,818	$26,317,209

Statements contained in this news release not related to historical facts may be deemed forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (described in the Company's SEC filings) that could cause actual results to differ.

Contact:

TheStreet.com, Inc.
Rebecca Updegraph, Investor Relations
Phone: 212-321-5008
Email: IR@TheStreet.com

Source: TheStreet.com, Inc.